                             AMENDED AND RESTATED

                                   BYLAWS OF

                               THERASENSE, INC.
                           (a Delaware corporation)

                               TABLE OF CONTENTS

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                                                                                                                   ----
ARTICLE I CORPORATE OFFICES......................................................................................     1

         1.1      REGISTERED OFFICE..............................................................................     1
         1.2      OTHER OFFICES..................................................................................     1

ARTICLE II MEETINGS OF STOCKHOLDERS..............................................................................     1

         2.1      PLACE OF MEETINGS..............................................................................     1
         2.2      ANNUAL MEETING.................................................................................     1
         2.3      SPECIAL MEETING................................................................................     3
         2.4      NOTICE OF STOCKHOLDERS' MEETINGS...............................................................     4
         2.5      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE...................................................     4
         2.6      QUORUM.........................................................................................     4
         2.7      ADJOURNED MEETING; NOTICE......................................................................     5
         2.8      VOTING.........................................................................................     5
         2.9      RECORD DATE FOR STOCKHOLDER NOTICE; VOTING.....................................................     5
         2.10     PROXIES........................................................................................     6
         2.11     ORGANIZATION...................................................................................     6
         2.12     LIST OF STOCKHOLDERS ENTITLED TO VOTE..........................................................     6
         2.13     INSPECTORS OF ELECTION.........................................................................     7

ARTICLE III DIRECTORS............................................................................................     7

         3.1      POWERS.........................................................................................     7
         3.2      NUMBER OF DIRECTORS............................................................................     7
         3.3      ELECTION AND TERM OF OFFICE OF DIRECTORS.......................................................     7
         3.4      RESIGNATION AND VACANCIES......................................................................     8
         3.5      REMOVAL OF DIRECTORS...........................................................................     9
         3.6      PLACE OF MEETINGS; MEETINGS BY TELEPHONE.......................................................     9
         3.7      FIRST MEETINGS.................................................................................     9
         3.8      REGULAR MEETINGS...............................................................................     9
         3.9      SPECIAL MEETINGS; NOTICE.......................................................................     9
         3.10     ANNUAL MEETINGS................................................................................    10
         3.11     QUORUM.........................................................................................    10
         3.12     WAIVER OF NOTICE...............................................................................    10

                               TABLE OF CONTENTS

                                  (continued)

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                                                                                                                   ----
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         3.13     ADJOURNMENT....................................................................................    11
         3.14     NOTICE OF ADJOURNMENT..........................................................................    11
         3.15     BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING..............................................    11
         3.16     FEES AND COMPENSATION OF DIRECTORS.............................................................    11
         3.17     APPROVAL OF LOANS TO OFFICERS..................................................................    11
         3.18     SOLE DIRECTOR PROVIDED BY CERTIFICATE OF INCORPORATION.........................................    12

ARTICLE IV COMMITTEES............................................................................................    12

         4.1      COMMITTEES OF DIRECTORS........................................................................    12
         4.2      MEETINGS AND ACTION OF COMMITTEES..............................................................    12
         4.3      COMMITTEE MINUTES..............................................................................    13

ARTICLE V OFFICERS...............................................................................................    13

         5.1      OFFICERS.......................................................................................    13
         5.2      ELECTION OF OFFICERS...........................................................................    13
         5.3      SUBORDINATE OFFICERS...........................................................................    13
         5.4      REMOVAL AND RESIGNATION OF OFFICERS............................................................    14
         5.5      VACANCIES IN OFFICES...........................................................................    14
         5.6      COMPENSATION...................................................................................    14
         5.7      ADMINISTRATIVE OFFICERS........................................................................    14
         5.8      AUTHORITY AND DUTIES OF OFFICERS...............................................................    15

ARTICLE VI INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS....................................    15

         6.1      INDEMNIFICATION OF DIRECTORS AND OFFICERS......................................................    15
         6.2      INDEMNIFICATION OF OTHERS......................................................................    16
         6.3      INSURANCE......................................................................................    16

ARTICLE VII RECORDS AND REPORTS..................................................................................    16

         7.1      MAINTENANCE AND INSPECTION OF RECORDS..........................................................    16
         7.2      INSPECTION BY DIRECTORS........................................................................    17
         7.3      ANNUAL STATEMENT TO STOCKHOLDERS...............................................................    17
         7.4      REPRESENTATION OF SHARES OF OTHER CORPORATIONS.................................................    17
         7.5      CERTIFICATION AND INSPECTION OF BYLAWS.........................................................    17

ARTICLE VIII GENERAL MATTERS.....................................................................................    18

         8.1      RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING..........................................    18
         8.2      CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS......................................................    18
         8.3      CORPORATE CONTRACTS AND INSTRUMENTS:  HOW EXECUTED.............................................    18


                               TABLE OF CONTENTS

                                  (continued)

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         8.4      STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES...............................................    18
         8.5      SPECIAL DESIGNATION ON CERTIFICATES............................................................    19
         8.6      LOST CERTIFICATES..............................................................................    20
         8.7      TRANSFER AGENTS AND REGISTRARS.................................................................    20
         8.8      CONSTRUCTION; DEFINITIONS......................................................................    20

ARTICLE IX NOTICE BY ELECTRONIC TRANSMISSION.....................................................................    20

         9.1      NOTICE BY ELECTRONIC TRANSMISSION..............................................................    20
         9.2      DEFINITION OF ELECTRONIC TRANSMISSION..........................................................    21
         9.3      INAPPLICABILITY................................................................................    21
         9.4      WAIVER OF NOTICE...............................................................................    21

ARTICLE X AMENDMENTS.............................................................................................    22

                                                                  EXHIBIT 3.2(b)

                             AMENDED AND RESTATED
                             --------------------

                                    BYLAWS
                                    ------

                                      OF
                                      --

                               THERASENSE, INC.
                               ---------------
                           (a Delaware corporation)


                                   ARTICLE I

                               CORPORATE OFFICES
                               -----------------

     1.1  REGISTERED OFFICE
          -----------------

     The registered office of TheraSense shall be fixed in the corporation's certificate of incorporation, as the same may be amended from time to time.

     1.2  OTHER OFFICES
          -------------

     The corporation's board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS
                           ------------------------

     2.1  PLACE OF MEETINGS
          -----------------

     Meetings of stockholders shall be held at any place, within or outside the State of Delaware, as designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of Delaware. In the absence of any such designation or determination, stockholders' meetings shall be held at the principal executive office of the corporation.

     2.2  ANNUAL MEETING
          --------------

     The annual meeting of the stockholders of this corporation shall be held each year on a date and at a time designated by the board of directors. At the meeting, directors shall be elected and any other proper business may be transacted. Nominations of persons for election to the board of directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the corporation's notice of meeting or (b) by or at the direction of the board of directors.

     For nominations or other business to be properly brought before an annual meeting by a stockholder, (1) the stockholder must have given timely notice thereof in writing to the secretary of the corporation, (2) such business must be a proper matter for stockholder action under the General Corporation Law of Delaware, (3) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice, as that term is defined in subclause (c)(iii) of this paragraph, such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation's voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice and (4) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section. To be timely, a stockholder's notice shall be delivered to the secretary of the corporation at the principal executive offices of the corporation not less than 60 or more than 90 days prior to the first anniversary (the "Anniversary") of the date on which the corporation first mailed its proxy materials for the preceding year's annual meeting of stockholders, except in the case of the corporation's first stockholders' meeting as a public corporation, in which case a stockholder's notice shall be delivered as described above not less than 60 or more than 90 days prior to March 31, 2002; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall be set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such person's written consent to serve as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, (ii) the class and number of shares of the corporation that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "Solicitation Notice").

     Only persons nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. The chair of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

     For the purposes of this section, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act."

     2.3  SPECIAL MEETING
          ---------------

     A special meeting of the stockholders may be called at any time by the board of directors, the chairperson of the board of directors, the chief executive officer or the president.

     If a special meeting is called by any person or persons other than the board of directors, the request shall be in writing to the secretary of the corporation, and shall set forth (a) as to each person whom such person or persons propose to nominate for election or reelection as a director at such meeting all information relating to such proposed nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (or any successor thereto) and Rule 14a-11 thereunder (or any successor thereto) (including such proposed nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business to be taken at the meeting, a brief description of such business, the reasons for conducting such business and any material interest in such business of the person or persons calling such meeting and the beneficial owners, if any, on whose behalf such meeting is called; and
(c) as to the person or persons calling such meeting and the beneficial owners, if any, on whose behalf the meeting is called (i) the name and address of such persons, as they appear on the corporation's books, and of such beneficial owners, and (ii) the class and number of shares of the corporation that are owned beneficially and of record by such persons and such beneficial owners. No business may be transacted at such special meeting otherwise than specified in such notice or by or at the direction of the corporation's board of directors. The corporation's secretary shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5, that a meeting will be held at the time reasonably requested by the person or persons who called the meeting, not less than 60 nor more than 90 days after the receipt of the request. If the notice is not given within 20 days after the receipt of a valid request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

     Only such business shall be conducted at a special meeting of stockholders called by action of the board of directors as shall have been brought before the meeting pursuant to the corporation's notice of meeting.

     2.4  NOTICE OF STOCKHOLDERS' MEETINGS
          --------------------------------

     All notices of meetings of stockholders shall be sent or otherwise given in accordance with Sections 2.2 and 2.3 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board of directors intends to present for election.

     2.5  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE
          --------------------------------------------

     Written notice of any meeting of stockholders shall be given either personally or by first-class mail delivered to a common carrier for transmission to the recipient, or actually transmitted by the person giving the notice by electronic means to the recipient, as provided in Section 9.1 of these bylaws, or sent by other means of written communication. Notices not personally delivered shall be sent charges prepaid or by electronic transmission and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally, deposited in the mail, sent by telegram, sent by electronic transmission or other means of written communication.

     An affidavit of the mailing or other means of giving any notice of any stock holders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

     Whenever any notice is required to be given under the provisions of Delaware law or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

     2.6  QUORUM
          ------

     The holders of a majority of the stock issued and outstanding and entitled to vote at a duly called meeting of the stockholders, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.7 of these bylaws.

     When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the

State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

     If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

     2.7  ADJOURNED MEETING; NOTICE
          -------------------------

     When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof and the means of remote communications if any by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     2.8  VOTING
          ------

     The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.10 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock, and to voting trusts and other voting agreements).

     Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

     2.9  RECORD DATE FOR STOCKHOLDER NOTICE; VOTING
          ------------------------------------------

     For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

     If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

     The record date for any other purpose shall be as provided in Section 8.1 of these bylaws.

     2.10 PROXIES
          -------

     Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy or by an electronic transmission permitted by law signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile, electronic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

     2.11 ORGANIZATION
          ------------

     The president or the chief executive officer, or in the absence of the president or the chief executive officer, the chairperson of the board of directors, shall call the meeting of the stockholders to order, and shall act as chairperson of the meeting. In the absence of the president or the chief executive officer, the chairperson of the board of directors, and all of the vice presidents, the stockholders shall appoint a chairperson for such meeting. The chairperson of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairperson of the meeting may appoint any person to act as secretary of the meeting.

     2.12 LIST OF STOCKHOLDERS ENTITLED TO VOTE
          -------------------------------------

     The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation's principal executive office or at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

     2.13 INSPECTORS OF ELECTION. The corporation shall, in advance of any
          ----------------------
meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The corporation may designate one or more persons to act as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

                                  ARTICLE III

                                   DIRECTORS
                                   ---------

     3.1  POWERS
          ------

     Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

     3.2  NUMBER OF DIRECTORS
          -------------------

     The board of directors shall consist of eight (8) members and shall be divided into three classes, designated as Class I, Class II and Class III, as nearly equal in number as possible. The initial board of directors shall consist of Class I consisting of two (2) directors, Class II consisting of three (3) directors and Class III consisting of three (3) directors, and the number of members of any future board of directors, and the number of directors in each Class, shall be determined from time to time by resolution of the board of directors. Notwithstanding the foregoing, additional directorships resulting from an increase in the number of directors shall be apportioned among the classes as equally as possible.

     3.3  ELECTION AND TERM OF OFFICE OF DIRECTORS
          ----------------------------------------

     Except as provided in Section 3.4 of these bylaws or the certificate of incorporation, directors shall be elected at each annual meeting of stockholders. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified, unless sooner displaced.

     Election of directors need not be by written ballot. Directors shall serve as provided in the certificate of incorporation of the corporation.

     3.4  RESIGNATION AND VACANCIES
          -------------------------

     Any director may resign at any time upon notice given in writing or by electronic transmission to the chairperson of the board of directors, the president, the chief executive officer, the secretary or the board of directors of the corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section as it relates to the filling of other vacancies.

     Unless otherwise provided in the certificate of incorporation or these bylaws:

          (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; provided however, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Unless otherwise provided in the certificate of incorporation or these bylaws, each director so elected shall hold office until the next annual election at which the term of the class to which they have been elected expires and until their successors are duly elected and qualified, unless sooner displaced.

          (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

     If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

     If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares then outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

     3.5  REMOVAL OF DIRECTORS
          --------------------

     Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, only with cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

     No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

     3.6  PLACE OF MEETINGS; MEETINGS BY TELEPHONE; MEETINGS BY REMOTE
          ------------------------------------------------------------
          COMMUNICATION
          -------------

     Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board of directors. Alternatively, the board of directors may determine that a meeting shall not be held at any place, but may instead be held solely by means of remote communication. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board of directors may be held at any place within or outside the State of Delaware (or remotely) that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

     Any meeting of the board of directors, regular or special, may be held by conference telephone, by remote access or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such participating directors shall be deemed to be present in person at the meeting.

     3.7  FIRST MEETINGS
          --------------

     The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

     3.8  REGULAR MEETINGS
          ----------------

     Regular meetings of the board of directors may be held without notice at such time as shall from time to time be determined by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding business day.

     3.9  SPECIAL MEETINGS; NOTICE
          ------------------------

     Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairperson of the board of directors, the president, the chief executive officer, any vice president, the secretary or any two directors.

     Notice of the time and place of special meetings shall be:

          (i)   delivered personally by hand, by courier or by telephone;

          (ii)  sent by United States first-class mail, postage prepaid;

          (iii) sent by facsimile; or

          (iv)  sent by electronic mail;

directed to each director at that director's address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation's records.

     If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 48 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

     3.10 ANNUAL MEETINGS. The annual meetings of the board of directors
          ---------------
shall be held immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the board of directors, provided a quorum shall be present. The annual meetings shall be for the purposes of organization, election of officers and the transaction of other business.

     3.11 QUORUM
          ------

     A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.13 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law.

     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the quorum for that meeting.

     3.12 WAIVER OF NOTICE
          ----------------

     Notice of a meeting need not be given to any director (i) who signs a waiver of notice, whether before or after the meeting, or (ii) who attends the meeting other than for the express purposed of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. All such waivers shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

     3.13 ADJOURNMENT
          -----------

     A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board of directors to another time and place.

     3.14 NOTICE OF ADJOURNMENT
          ---------------------

     Notice of the time and place of holding an adjourned meeting of the board of directors need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four
(24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in
Section 3.9 of these bylaws, to the directors who were not present at the time of the adjournment.

     3.15 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING
          -------------------------------------------------

     Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors.

     3.16 FEES AND COMPENSATION OF DIRECTORS
          ----------------------------------

     Unless otherwise restricted by the certificate of incorporation or these bylaws, directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.16 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

     3.17 APPROVAL OF LOANS TO OFFICERS
          -----------------------------

     The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

     3.18      SOLE DIRECTOR PROVIDED BY CERTIFICATE OF INCORPORATION
               ------------------------------------------------------

     In the event only one director is required by these bylaws or the certificate of incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to the board of directors.

                                  ARTICLE IV

                                  COMMITTEES
                                  ----------

     4.1       COMMITTEES OF DIRECTORS
               -----------------------

     The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board of directors. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors, but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in
Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

     4.2       MEETINGS AND ACTION OF COMMITTEES
               ---------------------------------

     Meetings and actions of committees shall be governed by, and held and taken in accordance with, the following provisions of Article III of these bylaws:
Section 3.6 (place of meetings; meetings by telephone), Section 3.8 (regular meetings), Section 3.9 (special meetings; notice), Section 3.11 (quorum),
Section 3.12 (waiver of notice), Section 3.13 (adjournment), Section 3.14 (notice of adjournment) and Section 3.15 (board action by written consent without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

     4.3       COMMITTEE MINUTES
               -----------------

     Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                   ARTICLE V

                                   OFFICERS
                                   --------

     5.1       OFFICERS
               --------
     The corporate officers of the corporation shall be a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairperson of the board of directors, a chief executive officer, one or more vice presidents (however denominated), one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

     5.2       ELECTION OF OFFICERS
               --------------------

     The corporate officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment, and shall hold their respective offices for such terms as the board of directors may from time to time determine.

     5.3       SUBORDINATE OFFICERS
               --------------------

     The board of directors may appoint, or may empower the president or the chief executive officer to appoint, such other corporate officers as the business of the corporation may require, each of whom shall hold office for such period, have such power and authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

     The president or the chief executive officer may from time to time designate and appoint administrative officers of the corporation in accordance with the provisions of Section 5.7 of these bylaws.

     5.4       REMOVAL AND RESIGNATION OF OFFICERS
               -----------------------------------

     Subject to the rights, if any, of a corporate officer under any contract of employment, any corporate officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board of directors or, except in case of a corporate officer chosen by the board of directors, by any corporate officer upon whom such power of removal may be conferred by the board of directors.

     Any corporate officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the corporate officer is a party.

     Any administrative officer designated and appointed by the president or the chief executive officer may be removed, either with or without cause, at any time by the president or the chief executive officer. Any administrative officer may resign at any time by giving written notice to the president, the chief executive officer or the secretary of the corporation.

     5.5       VACANCIES IN OFFICES
               --------------------

     A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

     5.6       COMPENSATION.  The salaries of all officers of the corporation
               ------------
shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving a salary because he or she is also a director of the corporation.

     5.7       ADMINISTRATIVE OFFICERS
               -----------------------

     In addition to the corporate officers of the corporation as provided in
Section 5.1 of these bylaws and such subordinate corporate officers as may be appointed in accordance with Section 5.3 of these bylaws, there may also be such administrative officers of the corporation as may be designated and appointed from time to time by the president or the chief executive officer of the corporation. Administrative officers shall perform such duties and have such powers as from time to time may be determined by the president, the chief executive officer or the board of directors in order to assist the corporate officers in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, such administrative officers shall have limited authority to act on behalf of the corporation as the board of directors shall establish, including but not limited to limitations on the dollar amount and on the scope of agreements or commitments that may be made by such administrative officers on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the president or the chief executive officer without further approval by the board of directors.

     5.8       AUTHORITY AND DUTIES OF OFFICERS
               --------------------------------

     In addition to the foregoing authority and duties, the officers of the corporation shall respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors.


                                  ARTICLE VI

               INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES
               -------------------------------------------------
                               AND OTHER AGENTS
                               ----------------

     6.1       INDEMNIFICATION OF DIRECTORS AND OFFICERS
               -----------------------------------------

     The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of directors of the corporation.

     The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section 6.1 or otherwise.

     If a claim for indemnification or payment of expenses under this Article is not paid in full within sixty (60) days after a written claim therefor has been received by the corporation the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

     The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's certificate of incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

     Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

     6.2       INDEMNIFICATION OF OTHERS
               -------------------------

     The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. The corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation,
(ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     6.3       INSURANCE
               ---------

     The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

                                  ARTICLE VII

                              RECORDS AND REPORTS
                              -------------------

     7.1       MAINTENANCE AND INSPECTION OF RECORDS
               -------------------------------------

     The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records of its business and properties.

     Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual business hours to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

     7.2       INSPECTION BY DIRECTORS
               -----------------------

     Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

     7.3       ANNUAL STATEMENT TO STOCKHOLDERS
               --------------------------------

     The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

     7.4       REPRESENTATION OF SHARES OF OTHER CORPORATIONS
               ----------------------------------------------

     The chairperson of the board of directors, if any, the president, the chief executive officer, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president, the chief executive officer or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

     7.5       CERTIFICATION AND INSPECTION OF BYLAWS
               --------------------------------------

     The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during business hours.

                                 ARTICLE VIII

                                GENERAL MATTERS
                                ---------------


     8.1       RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING
               -----------------------------------------------------

     For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted and which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

     If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the applicable resolution.


     8.2       CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS
               -----------------------------------------

     From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

     8.3       CORPORATE CONTRACTS AND INSTRUMENTS:  HOW EXECUTED
               --------------------------------------------------

     The board of directors, except as otherwise provided in these bylaws, may authorize and empower any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such power and authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     8.4       STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES
               ------------------------------------------------

     The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by the chairperson or vice-chairperson of the board of directors, the chief executive officer, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

     Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

     Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

     8.5       SPECIAL DESIGNATION ON CERTIFICATES
               -----------------------------------

     If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that,
                                                  --------  -------
except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     8.6       LOST CERTIFICATES
               -----------------

     Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board of directors may require; the board of directors may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

     8.7       TRANSFER AGENTS AND REGISTRARS
               ------------------------------

     The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company--either domestic or foreign--who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

     8.8       CONSTRUCTION; DEFINITIONS
               -------------------------

     Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, as used in these bylaws, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an entity and a natural person.


                                  ARTICLE IX

                       NOTICE BY ELECTRONIC TRANSMISSION
                       ---------------------------------

     9.1       NOTICE BY ELECTRONIC TRANSMISSION
               ---------------------------------

     Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the General Corporation Law of Delaware, the certificate of incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the General Corporation Law of Delaware, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

               (i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

               (ii) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

     Any notice given pursuant to the preceding paragraph shall be deemed given:

               (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

               (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

               (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of
(A) such posting and (B) the giving of such separate notice; and

               (iv) if by any other form of electronic transmission, when directed to the stockholder.

     An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     9.2       DEFINITION OF ELECTRONIC TRANSMISSION
               -------------------------------------

     An "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

     9.3       INAPPLICABILITY
               ---------------

     Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the General Corporation Law of Delaware.

     9.4       WAIVER OF NOTICE
               ----------------

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

                                   ARTICLE X

                                  AMENDMENTS
                                  ----------

     Any of these bylaws may be altered, amended or repealed by the affirmative vote of a majority of the members of the board of directors or, with respect to bylaw amendments, excluding amendments relating to Sections 2.2 and 2.3 or
Article VI, placed before the stockholders for approval and except as otherwise provided herein or required by law, by the affirmative vote of the holders of a majority of the shares of the corporation's stock entitled to vote, voting as one class, and with respect to bylaw amendments relating to Sections 2.2 and 2.3 or Article VI, placed before the stockholders for approval and except as otherwise provided herein or required by law, by the affirmative vote of the holders of at least two-thirds of the shares of the corporation's stock entitled to vote, voting as one class.

     Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.